UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2026

Willis Lease Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway

Coconut Creek, FL 33073

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

As previously disclosed, on May 26, 2026, Willis Lease Finance Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (as adjourned and reconvened from time to time, the “Annual Meeting”). On May 26, 2026, the Company’s stockholders approved each of the proposals to be considered at the Annual Meeting except for the proposed stockholder approval to amend the Company’s certificate of incorporation (the “Amendment”) to effect a three-for-one forward stock split (the “Stock Split”) and increase the number of authorized shares of common stock, $0.01 par value (the “Common Stock”), and preferred stock, $0.01 par value (“Proposal 2”). The Annual Meeting was adjourned to Tuesday, June 23, 2026, at 10:00 A.M. Eastern Time with respect to Proposal 2 to permit additional time to solicit stockholder votes.

On Tuesday, June 23, 2026, the Company reconvened the Annual Meeting. At the reconvened Annual Meeting, 7,345,515 shares, or 96.59%, of the outstanding Common Stock entitled to vote were represented by proxy or in person.

Proposal 2: Approval of Amendment to Company’s Certificate of Incorporation. The stockholders approved Proposal 2 with respect to the Amendment and the Stock Split. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
6,151,386	1,187,377	6,752	0

Item 8.01 Other Events.

As previously disclosed, the Company’s Board of Directors (the “Board”) approved the Stock Split, to be effected through the filing of the Amendment with the Secretary of State of the State of Delaware. On June 23, 2026, the stockholders of the Company approved the Amendment, subject to the Board’s determination of the exact timing of the effectiveness of the Amendment and, thereby, the Stock Split.

On June 23, 2026, the Board determined that each outstanding share of Common Stock held by a shareholder of record as of the close of trading on July 6, 2026 (the “Record Date”) will, automatically and without any further action by the Company or of its stockholders, be subdivided and reclassified into three validly issued, fully paid and non-assessable shares of Common Stock upon the effectiveness of the Amendment. Subject to final approval by Nasdaq, trading of the Common Stock is expected to begin on a split-adjusted basis at market open on July 20, 2026.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding prospects or future results of operations or financial position, made in this proxy statement are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons, including, among others, market conditions and demand, risks associated with owning and leasing jet engines and aircraft competitive factors, changes in business strategy or development plans, and general economic and business conditions.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	News Release issued by Willis Lease Finance Corporation dated June 23, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: June 23, 2026

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty
Name: Scott B. Flaherty
Title: Executive Vice President and Chief Financial Officer